EXHIBIT 1.1




                                 434,783 Shares

                          Hospitality Properties Trust

                      Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT



                                                            April 16, 1998


LEGG MASON WOOD WALKER, INCORPORATED
100 Light Street
Baltimore, Maryland  21202

Dear Sirs:

         Hospitality Properties Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell 434,783 of its common shares of beneficial interest, par value $0.01 per share (the "Shares"), to Legg Mason Wood Walker, Incorporated (the "Underwriter"). The common shares of beneficial interest, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Shares". All references herein to the "Shares" or the "Common Shares" shall include the Rights (as defined in the Company's Current Report on Form 8-K, including the exhibits thereto, dated May 20, 1997 (filed on May 30,
1997)) attached thereto. The Underwriter intends to sell the Shares to Van Kampen American Capital Distributors, Inc. ("Van Kampen American Capital") for an aggregate price of $14,400,012.96, subject to adjustment. Van Kampen American Capital intends to deposit the Shares, together with the common shares of other entities also acquired from the Underwriter, with the trustee of Van Kampen American Capital REIT Income and Growth Trust, Series 2, a registered unit investment trust under the Investment Company Act of 1940, as amended (the "Trust"), in exchange for units in the Trust.

         The 146 hotels described in the Prospectus referred to below as being currently owned by the Company as of the date hereof are collectively referred to herein as the "Current Hotels". The 4 hotels described in the Prospectus referred to below as being proposed to be acquired by the Company as of the date hereof are collectively referred to herein as the "Additional Hotels". It is understood

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that in connection with the proposed  acquisition of the Additional  Hotels, the
Company has entered into purchase and sale agreements and agreements to lease (the "Acquisition Agreements") contemplating consummation of a series of related
transactions  (the  "Acquisition   Transactions")  generally  described  in  the
Company's Report on Form 10-K for the year ended December 31, 1997 (the "Form 10-K") under the caption "Business and Properties", pursuant to which the Company shall (i) acquire the Additional Hotels, (ii) lease the Additional Hotels to hotel operating companies pursuant to operating leases and (iii) to the extent necessary to finance the pending acquisitions, borrow funds under the Company's $250 million aggregate principal amount unsecured revolving credit facility (the "1998 Credit Facility").

         The Current Hotels and the Additional Hotels are collectively referred to herein as the "Hotels". The Acquisition Agreements and the 1998 Credit Facility and any amendments required thereto are hereinafter collectively referred to as the "Transaction Documents" and each singly as a "Transaction Document". Each Transaction Document constituting an agreement is hereinafter referred to as a "Transaction Agreement".

           1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (File No. 333-43573) including a preliminary prospectus relating to the registration of the Shares and such other securities which may be offered from time to time by the Company, in accordance with Rule 415 under the Act. Such registration statement (as amended, if applicable) was declared effective by the Commission on January 15, 1998. Such registration statement (as amended as of the date hereof) on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Shares provided to the Underwriter by the Company in the form first used to confirm sales of Shares (the "Prospectus Supplement"), on the other hand, including, in each case, all documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act, as from time to time amended or supplemented pursuant to the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Exchange Act"), are referred to herein as the "Registration Statement" and the "Prospectus," respectively. Any registration statement (including any amendment or supplement thereto or information which is deemed a part thereof) filed by the Company under Rule 462(b) of the Act (a "Rule 462(b) Registration Statement") shall be deemed to be part of the "Registration Statement" as defined herein and any prospectus delivered in connection therewith (including any amendment or supplement thereto or
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

information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus," as defined herein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other similar references) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even though not specifically stated, any document filed under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

           2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell and the Underwriter agrees to purchase from the Company at a price per share of $32.775 (the "Purchase Price") 434,783 Shares.

           3. Terms of Public Offering. The Company is advised by you that the Underwriter proposes to sell the Shares to Van Kampen American Capital for an aggregate price of $14,400,012.96, subject to adjustment, which intends to deposit the Shares, together with the common shares of other entities also acquired from the Underwriter, with the trustee of the Trust, in exchange for units in the Trust (the "Offering") as soon after the execution and delivery hereof as in the judgment of the Underwriter is advisable (and, if necessary, any post-effective amendment to the Registration Statement).

           4. Delivery and Payment. Delivery to the Underwriter of and payment for the Shares shall be made at 10:00 A.M., New York City time, on April 21, 1998 (the "Closing Date"), at such place as the Underwriter shall designate. The Closing Date and the location of delivery of and the form of payment for the Shares may be varied by agreement between the Underwriter and the Company.

         Certificates for the Shares shall be registered in such names and issued in such denominations as the Underwriter shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to the Underwriter for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date. Certificates in definitive form evidencing the Shares shall be delivered to the Underwriter on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the account

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
of the Underwriter, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

           5.   Agreements  of  the  Company.   The  Company   agrees  with  the
Underwriter:

                  (a) In respect of the offering of the Shares contemplated hereby, to (i) prepare a Prospectus Supplement setting forth the number of Shares covered thereby, the name of the Underwriter participating in the offering of the Shares and the number of Shares which the Underwriter has agreed to purchase, the price at which the Shares are to be purchased by the Underwriter from the Company, and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Shares, (ii) file the Prospectus (as defined herein to include such Prospectus Supplement) in a form approved by the Underwriter pursuant to Rule 424 under the Act no later than the Commission's close of business on the second business day following the date hereof and (iii) furnish copies of the Prospectus to the Underwriter and to such dealers as the Underwriter shall specify as soon as practicable after the date of this Agreement in such quantities as the Underwriter may reasonably request.

                  (b)  At  any  time  when  the  Prospectus  is  required  to be delivered under the Act or the Exchange Act in connection with sales of Shares, to advise the Underwriter promptly and, if requested by the Underwriter, to confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of the Prospectus or any other supplement or amendment to the Prospectus required to be filed pursuant to the Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, the Prospectus, any preliminary prospectus supplement relating to the Shares, the Prospectus Supplement or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (vi) the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements

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
         therein not misleading. The Company will make every reasonable effort to prevent the issuance of any stop order and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to the Underwriter, without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated therein by reference, and to furnish to the Underwriter such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents incorporated therein by reference, as the Underwriter may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, as promulgated by the Commission.

                  (d) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Shares, not to file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or to make any amendment or supplement to the Prospectus of which the Underwriter shall not previously have been advised or to which the Underwriter or Hunton & Williams shall reasonably object; and to prepare and file with the Commission, promptly upon the Underwriter's reasonable request, any amendment to the Registration Statement, any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by the Underwriter, and to use its best efforts to cause the same to become promptly effective. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, as promulgated by the Commission.

                  (e) Prior to 10:00 A.M., New York City time, on the first business day after the date hereof and from time to time thereafter for such period as in the opinion of Hunton & Williams a prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, to furnish to the Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and

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
         any documents incorporated therein by reference as the Underwriter or such dealer may reasonably request.

                  (f) If, during the period specified in paragraph (e), any event shall occur as a result of which, in the opinion of Hunton & Williams, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to the Underwriter and to such dealers as the Underwriter shall specify, such number of copies thereof as the Underwriter or such dealers may reasonably request.

                  (g) Prior to any public offering of the Shares, (i) to cooperate with the Underwriter and Hunton & Williams (or such other local counsel as may be designated by the Underwriter) in connection with the registration or qualification of the Shares for offer and sale by the Underwriter and by dealers under the state securities, Blue Sky or real estate syndication laws of such jurisdictions as the Underwriter may request, (ii) to continue such qualification in effect so long as required for distribution of the Shares, (iii) to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification and (iv) to cooperate with the Underwriter and Hunton & Williams in connection with the review of the offering of the Shares contemplated hereby by the National Association of Securities Dealers, Inc. ("NASD").

                  (h) To make generally available to the Company's shareholders as soon as reasonably practicable but not later than sixty (60) days after the close of the period covered thereby (or ninety (90) days in the event the close of such period is the close of the Company's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 under the Act) covering a period of at least twelve (12) months after the effective date of the Registration Statement (but in no event commencing later than ninety (90) days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and, if required by Rule 158 of the Act, to file such statement as an exhibit to the next periodic report

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

         required to be filed by the Company under the Exchange Act covering the period when such earnings statement is released.

                  (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Shares a financial report of the Company and its subsidiaries, if any, on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (j) During the period referred to in paragraph (i), to furnish to the Underwriter as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Shares or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries, if any, as the Underwriter may reasonably request.

                  (k) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Shares, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

                  (l) To pay (i) all costs, expenses, fees and taxes incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), the Prospectus, all documents incorporated or to be incorporated by reference therein, and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) all costs and expenses in connection with the printing and delivery of the Prospectus and all

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         amendments  or  supplements  thereto  during  the period  specified  in paragraph (e), (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities, Blue Sky or real estate syndication laws of the several states (including in each case the fees and disbursements of counsel for the Company or counsel for the Underwriter relating to such registration or qualification and memoranda relating thereto), (v) all filing fees paid to the NASD in connection with the review and clearance of the offering of the Shares contemplated hereby, (vi) all costs and expenses incidental to the listing of the Shares on the NYSE,
         (vii) the cost of furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriter or by dealers to whom Shares may be sold and (viii) the cost of the preparation, issuance and delivery of certificates representing the Shares, including the charges of any transfer agent or registrar.

                  (m) To use its best efforts to list the Shares on the NYSE and to maintain the listing of the Common Shares on the NYSE for a period of five years after the Closing Date hereunder.

                  (n) To use its best efforts to qualify for the year ended December 31, 1998 and to continue to meet the requirements to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

                  (o) To apply the net proceeds of the offering of Shares contemplated hereby substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus.

                  (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Shares.

           6.  Representations  and  Warranties.   The  Company  represents  and
warrants to the Underwriter that:

                  (a) The Company meets the requirement for use of Form S-3 and the Registration Statement has been prepared by the Company under the

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         provisions of the Act and has been filed with and declared effective by the Commission.

                  (b) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (c) (i) Each  document,  if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it initially became effective and as of the date hereof, respectively, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading, (iii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and (v) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

                  (d) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the power and authority to own the Current

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         Hotels  owned by it and to lease such  Current  Hotels to others and to conduct its business, all as described in the Prospectus, and is duly qualified and in good standing as a foreign trust authorized to do business in each jurisdiction in which such Current Hotels are located and such qualification and authorization is required.

                  (e) Each of the Company's subsidiaries has been duly incorporated, is validly existing as a corporation or a real estate investment trust, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has the power and authority to own the Current Hotels owned by it and to lease such Current Hotels to others and to conduct its business as it is currently being conducted, and each is duly qualified and is in good standing as a foreign corporation or a real estate investment trust, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                  (f) Except for 500 Common Shares, 250 of which are held by John A. Mannix and 250 of which are held by David M. Lepore (as to which no representation or warranty is made), all the outstanding Common Shares of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The Company has no outstanding Preferred Shares of Beneficial Interest. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any Common Shares of, or other ownership interest in, the Company except as otherwise disclosed in the Registration Statement.

                  (g) The authorized capital of the Company, including the Common Shares, conforms as to legal matters to the description thereof

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         contained in the Prospectus (or the documents incorporated therein by reference).

                  (h) The Company and each of its subsidiaries is not in violation of its Declaration of Trust, Certificate of Incorporation or Bylaws, as the case may be, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which any of them or their respective property is bound.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditor's rights and general principles of equity.

                  (j) The execution by the Company or any of its subsidiaries of each Transaction Document to which it is a party and the delivery by the Company or any of its subsidiaries of, and the performance by the Company or any of its subsidiaries of its obligations under, each Transaction Document to which it is a party, as the case may be, and the consummation of the transactions contemplated hereby and thereby will not contravene any provision of applicable law or (i) the Declaration of Trust, Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, (ii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or
         (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (k) No consent, approval, authorization or order of, or qualification with, any governmental body or agency and no consent, approval or authorization of any person other than the Company or any of its subsidiaries is required for the execution, delivery or performance by the Company or any of its subsidiaries of its obligations under each Transaction Document to which it is a party or the consummation of the transactions contemplated hereby and thereby, except such as may be required and will be obtained on or prior to the Closing Date and such as may be required by the securities or Blue Sky laws or real estate syndication laws of the various states in connection with the offer and sale of the Shares and, in the case of the performance thereof, except as are contemplated by the express terms of such Transaction Document to occur after the Closing Date and except (x) such as are otherwise described in the Prospectus and (y) such that the failure to obtain would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company after due inquiry, threatened to which the Company or any of its subsidiaries is a party or to which any of the Hotels is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (n) The Company and each of its subsidiaries has, and as of the Closing Date will have, all necessary consents, authorizations, approvals, orders, certificates, licenses, franchises and permits of and from, and has made, or as of the Closing Date will have made, all declarations and filings with all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals having jurisdiction over the Company or its properties, necessary to own, lease, license and use its properties and assets, and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) To the best knowledge of the Company, each lessee of the Current Hotels has, and as of the Closing Date will have, all permits, licenses, approvals, certificates, franchises and authorizations of governmental or regulatory authorities ("Approvals") as may be necessary to lease, operate or manage the Current Hotels in the manner described in or contemplated by the Prospectus, except for those Approvals the absence of which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (p) The Company has received and reviewed certain environmental reports on each Current Hotel's property, has obtained certain representations and warranties relating to environmental matters from the sellers of the Current Hotels set forth in purchase agreements therefor and has conducted physical inspections of each Current Hotel's property. Except as described in the Prospectus, (i) the Company, and, to its knowledge, each Current Hotel's property, is, and as of the Closing Date will be, in compliance with all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment, hazardous toxic substances and wastes, pollutants and contaminants ("Environmental Laws"), (ii) the Company, or, to its knowledge, its lessees have received, or as of the Closing Date will receive, all permits, licenses or other approvals required under applicable Environmental Laws to conduct the respective hotel businesses presently conducted at each Current Hotel's property and (iii) the Company or, to its knowledge, its lessees are, or as of the Closing Date will be, in compliance with all terms and conditions of any such permit, license or approval, except, in respect of clauses (i), (ii) and (iii), as otherwise disclosed in the Prospectus or as would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (q) To the best knowledge of the Company, except as described in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, remediation or closure of properties or compliance with Environmental Laws and any potential liabilities to third parties) that, as of the date hereof, would, or as of the Closing Date will, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (r) The Company has received and reviewed engineering reports on each Current Hotel's property, has obtained certain representations and warranties from the sellers of the Current Hotels set forth in purchase agreements therefor and has conducted physical inspections of each Current Hotel's property. In respect of each Current Hotel, (i) each Current Hotel is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a material adverse effect on the

         Company and its subsidiaries, taken as a whole; (ii) the Company has not received notice of any proposed material special assessment or any proposed change in any property tax, zoning or land use laws or availability of water affecting any Current Hotel that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole; (iii) except as disclosed in the Prospectus, there does not exist any material violation of any declaration of covenants, conditions and restrictions with respect to any Current Hotel that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole, or any state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation; and (iv) the improvements comprising any portion of each Current Hotel (the "Improvements") are free of any and all material physical, mechanical, structural, design and construction defects that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole and the mechanical, electrical and utility systems servicing the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning) are in good condition and proper working order and are free of defects that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (s) Subsequent to the respective dates as of which financial information is given in the Registration Statement and the Prospectus,
         (i) the Company and each subsidiary of the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business;
         (ii) the Company has not purchased any of its outstanding Common Shares, nor has it declared, paid or otherwise made any dividend or distribution of any kind on its Common Shares; and (iii) there has not been any material change in the capital, short-term debt or long-term debt of the Company, except, in respect of clauses (i), (ii) or (iii) above, as described in or contemplated by the Prospectus.

                  (t) (i) As of the Closing Date, the Company and each of its subsidiaries will have good and marketable title in fee simple to all real property (or good and marketable leasehold interests with respect to the real property ground leased by the Company or its subsidiaries) and good and marketable title to all personal property then owned by them, in each case free and clear of all liens, encumbrances and defects, except (x) leases providing for the lease by the Company of the Current Hotels to various tenants as described in the Prospectus,
         (y) such as would not have
         a material adverse effect on the Company and its subsidiaries, taken as a whole or (z) in the case of personal property located at certain Hotels, such as are subject to equipment lease financing arrangements which have been entered into in the ordinary course of business and have an aggregate outstanding balance not in excess of $1 million; and
         (ii) real property held under ground lease by the Company or any subsidiary is, and as of the Closing Date will be, held by it under valid, subsisting and enforceable ground leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (u) The Company and its Current Hotels are, and as of the Closing Date will be, insured in the manner described in the Prospectus by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company is engaged and proposes to engage and the Company has no reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage as may be necessary to continue its business at economically viable rates.

                  (v) The assets of the Company do not constitute, and as of the Closing Date will not constitute, "plan assets" under the Employee Retirement Income Security Act of 1974, as amended.

                  (w) The Company is, and as of the Closing Date will be, organized to operate in a manner so as to qualify as a REIT under Sections 856 through 860 of the Code, and the Company will elect to be taxed as a REIT under the Code effective for the year ending December 31, 1998.

                  (x)  Except  as  provided  by  this  Agreement,  there  are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finders fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

                  (y) The financial statements of the Company and, to the Company's knowledge, the financial statements and schedules of portfolios of HMH HPT Courtyard, Inc. ("HMH"), included in the Registration Statement and the Prospectus fairly present the financial position of the Company and HMH (as set forth in such separate financial statements), respectively, and their results of operations and changes in financial condition, respectively, as of the dates and periods therein specified. Such financial statements of the Company and, to the Company's knowledge, such financial statements and schedules of HMH, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data and other data set forth under the caption "Unaudited Pro Forma Financial Statements and Other Data" in the Company's Current Reports on Form 8-K (the "Form 8-K") dated December 9, 1997 and February 13, 1998 fairly present, on the basis stated in the Form 8-K, the information included therein. The unaudited pro forma financial statements included in the Registration Statement and the Prospectus comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X promulgated by the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of that data.

                  (z) The Company and/or its subsidiaries, as applicable, has obtained an ALTA Extended Coverage Owner's Policy of Title Insurance or its local equivalent (or an irrevocable commitment to issue such a policy) on all of the Current Hotels owned by the Company or its subsidiaries and such title insurance is in full force and effect.

                  (aa)  On  the  Closing   Date,   the  Company   will  have  no
         indebtedness for money borrowed except (i) borrowings under the 1998 Credit Facility, if any, and (ii) equipment financing arrangements in respect of personal property located at certain Hotels which have been entered into in the ordinary course of business and have an aggregate outstanding balance not in excess of $1 million.

                  (bb) The Company has submitted to the NYSE an application to approve the Shares for listing on the NYSE, subject to official notice of issuance.

                  (cc) Arthur Andersen LLP and Ernst & Young LLP are each independent public accountants with respect to the Company as required by the Act.

                  (dd) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (ee) No holder of any security of the Company has any right to require registration of Common Shares or any other security of the Company.

                  (ff) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K promulgated by the Commission.

                  (gg) The Acquisition Agreements pursuant to which the Company expects to acquire the Additional Hotels (including any Additional Hotels which the Company may determine to acquire after the Closing
         Date) are in full force and effect. The Company intends and reasonably expects to consummate the acquisition and lease of all Additional Hotels not owned or acquired by it as of the Closing Date as expeditiously as possible after the Closing Date, including as and when the construction of certain of such properties is completed.

           7. Indemnification. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished in writing to the Company by or on behalf of the Underwriter expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased the Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.

          (b) In case any action shall be brought against the Underwriter or any person controlling the Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, the Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. The

Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the Company and the Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Underwriter and all such controlling persons, which firm shall be designated in writing by the Underwriter and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) The Underwriter agrees to indemnify and hold harmless the Company and its trustees or officers who sign the Registration Statement (or any person named in the Registration Statement as having agreed to become a trustee of the Company) and any person controlling the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with reference to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, its trustees (or a named proposed trustee) or officers or persons controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), and the Company, its trustees (or a named proposed trustee) or officers and persons controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           8. Conditions of Underwriter's Obligations. The obligation of the Underwriter to purchase the Shares under this Agreement is subject to the satisfaction of each of the following conditions:

                  (a)  All the  representations  and  warranties  set  forth  in
         Section 6 of this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) At the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission; and the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

                  (c) (i) Since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company; (ii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus

         (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there shall not have been any change, or any development involving a prospective material adverse change, in the capital or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus (other than in connection with Acquisition Transactions described in and contemplated by the Registration Statement and the Prospectus); (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement); (iv) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, none of the Hotels owned by the Company as of the Closing Date shall have sustained any material loss or casualty due to fire, flood, earthquake, hurricane, tornado, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (v) all Acquisition Agreements relating to Additional Hotels which have been executed and delivered by the Company on or before the Closing Date shall be in full force and effect as of such date and the Company shall not be aware of any event, development or circumstance which it reasonably expects will materially delay or prevent its acquisition of the Additional Hotels in the manner contemplated in the Prospectus; and (vi) on the Closing Date the Underwriter shall have received a certificate dated the Closing Date, signed by the President and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b) and (c) of this
         Section 8 and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

                  (d) The Underwriter shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriter), dated the Closing Date, of Sullivan & Worcester LLP, counsel for the Company, to the effect that:

                           (i) the  Company is a real  estate  investment  trust
                  duly formed and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with trust power to acquire and own the Hotels owned by it and to lease such

                  Hotels to others and to conduct its business, in all material respects as described in the Prospectus;

                           (ii) each of the Company's subsidiaries has been duly
                  organized or formed and is validly existing (x) as a corporation in good standing under the laws of the State of Delaware or (y) as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, as the case may be, and has the corporate power and authority or trust power, as the case may be, to own the Hotels owned by it and to lease such Hotels to others and to conduct its business, in all material respects as described in the Prospectus;

                           (iii) all of the outstanding  shares of capital stock
                  of each of the  Company's  subsidiaries  have  been  duly  and validly authorized and issued and are fully paid and non-assessable, and, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                           (iv) all the outstanding Common Shares have been duly
                  authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights, except that no opinion is expressed with respect to 500 Common Shares, 250 of which are held by John A. Mannix and 250 of which are held by David M. Lepore;

                           (v) the Shares have been duly  authorized,  and, when
                  issued and delivered to the Underwriter against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                           (vi) the Company has no outstanding  Preferred Shares
                  of Beneficial Interest;

                           (vii) to the best of such counsel's knowledge,  there
                  are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any Common Shares of, or other ownership interest in, the Company except as otherwise disclosed in the Registration Statement;

                           (viii) the authorized  shares of beneficial  interest
                  of the Company, including the Common Shares, conform as to legal matters in all material respects to the description thereof contained in the Prospectus;

                           (ix)  the   statements   under   the   captions   (i)
                  "Underwriting" in the Prospectus Supplement as of the date of the Prospectus Supplement and (ii) "Limitation of Liability; Shareholder Liability", "Redemption; Trustees; Business Combinations and Control Share Acquisitions" in the Prospectus, as of the date of the Prospectus; and "Certain Relationships and Related Transactions" in the Company's Proxy Statement relating to the 1998 Annual Meeting of Shareholders (incorporated by reference in the Form 10-K); and "Items 1. and 2. Business and Properties", "Item 5. Market For Registrant's Common Equity and Related Stockholder Matters", "Item 7. Management's Discussion and Analysis of Results of Operations and Financial Condition -- Overview", "--Recent Developments", and " -- Liquidity and Capital Resources" in the Form 10-K, in each case as of the date of filing of such document, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (x) the statements  under the captions  "Items 1. and
                  2. Business and Properties--Taxation of the Company", "--Taxation of U.S. Shareholders -- Generally", "-- Taxation of Certain Tax- Exempt U.S. Shareholders", " -- Taxation of Non-U.S. Shareholders", "-- Backup Withholding and Information Reporting Requirements", "-- Other Tax Considerations" and
                  "--ERISA   Plans,   Keogh  Plans  and  Individual   Retirement
                  Accounts" in the Form 10-K, insofar as such statements constitute a summary of legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (xi) the Registration  Statement has become effective
                  under the Act, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                           (xii) the Company and each of its subsidiaries is not
                  in violation of its Declaration of Trust or Certificate of Incorporation, as applicable, or its Bylaws and, to such counsel's knowledge, the Company and each of its subsidiaries is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which any of them or their respective property is bound;

                           (xiii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforceability of any indemnification or contribution provisions contained therein may be limited under federal or state securities laws or public policy;

                           (xiv) each Transaction Document executed by the Company or any of its subsidiaries as of the date of such opinion has been duly authorized, executed and delivered by it;

                           (xv) no consent, approval, authorization or order of,
                  or   qualification    with,   any   United   States   federal,
                  Massachusetts, Delaware or Maryland governmental body or agency (other than any Massachusetts, Delaware or Maryland body or agency dealing with securities laws, as to which such counsel need not express an opinion) is required for the execution, delivery or performance by the Company or any of its subsidiaries of its obligations under any Transaction Document to which it is a party or the consummation of the transactions contemplated thereby;

                           (xvi) to the best of such counsel's knowledge,  there
                  are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the Hotels is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, nor any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the

                  Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                           (xvii) to such  counsel's  knowledge,  the Company or
                  its subsidiaries, as owners of the Current Hotels, have all Approvals as may be necessary to own the Current Hotels in the manner described in or contemplated by the Prospectus, except for any such Approvals the absence of which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (xviii) the Company is not an "investment company" or
                  a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (xix) such counsel  confirms to the Underwriter  that
                  the Underwriter  may rely on such counsel's  opinions filed as
                  Exhibit 5.1 to the Registration Statement and Exhibit 8.1 to the Form 10-K as if such opinions had been given on the Closing Date; and

                           (xx) (1) each document, if any, filed pursuant to the
                  Exchange Act and incorporated by reference in the Prospectus (except for financial statements and other financial and statistical data and schedules as to which no opinion need be expressed) complied as to form in all material respects with the Exchange Act when so filed with the Commission, (2) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements and other financial and statistical data and schedules as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (3) no facts have come to such counsel's attention that would lead such counsel to believe (i) that (except for financial statements and other financial and statistical data and schedules, as aforesaid) the Registration Statement and the prospectus included therein
                  (x) at the time the Registration Statement became effective and (y) on the date hereof, respectively, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus, as amended or supplemented, if applicable (except for financial statements and other financial and statistical data and schedules, as aforesaid) at the time it was first provided to the Underwriter for use in connection with the offering of the Shares and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         In giving such opinion  with  respect to the matters  covered by clause
(xx), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference, and review and discussion of the contents thereof, but are without independent check or verification except as specified.

         In rendering their opinion, such counsel may rely on an opinion dated the Closing Date of Ballard Spahr Andrews & Ingersoll, LLP as to matters governed by the laws of the State of Maryland. In addition, in rendering their opinion, such counsel may state that their opinion as to laws of the State of Delaware is limited to the Delaware General Corporation Law.

          The opinions of Sullivan & Worcester LLP and Ballard Spahr Andrews & Ingersoll, LLP, described in paragraph (d) above shall be rendered to you at the request of the Company and shall so state therein.

                  (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Hunton & Williams, counsel for the Underwriter, to the effect that:

                           (i) the Shares  have been duly  authorized,  and when
                  issued and delivered to the Underwriter against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and nonassessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                           (ii) the Registration  Statement has become effective
                  under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

                           (iii) this Agreement was duly and validly authorized,
                  executed and delivered by the Company; and

                           (iv) the Registration Statement, at the time it became effective, and the Prospectus, as of the date of the Prospectus

                  Supplement (in each case, other than documents incorporated therein by reference and the financial statements and supporting schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Act.

         In addition, Hunton & Williams shall state that they have participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and representatives of the Underwriter at which the contents of the Prospectus and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or the documents incorporated therein by reference, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, including the documents incorporated therein by reference, at the time the Company filed the Form 10-K, or at the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, including the documents incorporated therein by reference, at the time the Prospectus was first provided to the Underwriter for use in connection with the offering of Shares or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement, the Prospectus or the documents incorporated therein by reference).

         In rendering their opinion, such counsel may rely on an opinion dated the Closing Date of Ballard Spahr Andrews & Ingersoll, LLP as to matters governed by the laws of the State of Maryland.

                  (f) You shall have received a letter dated on and as of the Closing Date, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, with respect to certain financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus, in substantially the form and substance of the letter delivered to you by Arthur Andersen LLP on the date of this Agreement.

                  (g) The Shares shall have been duly listed, subject to notice of issuance, on the NYSE.

                  (h) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

         The obligation of the Underwriter to purchase any Shares hereunder is subject to the delivery to the Underwriter on the Closing Date of such documents as the Underwriter may reasonably request with respect to the good standing and qualification to do business in applicable jurisdictions of the Company and its subsidiaries, the due authorization and issuance of the Shares and other matters related to the issuance of the Shares.

           9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution of this Agreement by the parties hereto.

         This Agreement may be terminated at any time prior to the Closing Date by the Underwriter by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company or the earnings, affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in the judgment of the Underwriter, make it impracticable or inadvisable to (x) commence or continue the offering of the units of the Trust to the public, or (y) enforce contracts for the sale of the units of the Trust, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the judgment of the Underwriter, is material and adverse and would, in your judgment, make it impracticable or inadvisable to (x) commence or continue the offering of the units of the Trust to the public, or (y) enforce contracts for the sale of the units of the Trust, (iii) the suspension or material limitation of trading in securities or other instruments on the NYSE, the American Stock Exchange , The Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iv) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the opinion of the Underwriter materially and adversely affects, or will materially and adversely affect, the business or operations of the Company, (vi) the declaration of a banking moratorium by either federal or New York State authorities or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the opinion of the Underwriter has a material adverse effect on the financial markets in the United States.

          10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Hospitality Properties Trust, 400 Centre Street, Newton, MA 02158, Attention: President, and
(b) if to the  Underwriter,  to you at Legg  Mason  Wood  Walker,  Incorporated,
Attention: Syndicate Department, 100 Light Street, Baltimore, Maryland 21202, or in any case to such other address as the person to be notified may have requested in writing.

         The parties hereto agree, for purposes of Section 6(b), Section 7 and any other provision of this Agreement, that the only information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto is the information furnished by the Underwriter included in the Prospectus, (i) naming the Underwriter under the caption "Underwriting" and (iii) in the first and third paragraphs under the caption "Underwriting" in the Prospectus.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and trustees and of the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or by or on behalf of the Company, or its officers or trustees, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by it.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from the Underwriter merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriter.

                                            Very truly yours,

                                            HOSPITALITY PROPERTIES TRUST


                                            By:

                                                Name:  Thomas M. O'Brien
                                                Title: Treasurer



LEGG MASON WOOD WALKER, INCORPORATED


By:
     Name:
     Title: